UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 6, 2006

                               ATM FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                    Nevada
                 (State or other jurisdiction of incorporation)

                                   333-103647
                            (Commission File Number)

                                   98-0393197
                       (IRS Employer Identification No.)

              2533 North Carson Street, Carson City, Nevada 89706
             (Address of principal executive offices and Zip Code)

                                  775-841-7018
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On November 6, 2006, Viktoria Vynnyk, Vice-President, Secretary and a director of the Company acquired 2,000,000 shares of the common stock of the Company from Arthur Davis, President, CEO, Treasurer and a director of the Company, for $20,000 paid from Ms. Vynnyk's personal capital. The acquisition increases Ms. Vynnyk's beneficial ownership of the voting shares of the Company from 34.9% to 70.0%.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 10, 2006 our Chief Executive Officer, President, Treasurer and a director, Arthur Davis resigned for personal reasons. On the same date, Viktoria Vynnyk was appointed in his place as our new Chief Executive Officer, President and Treasurer, to fulfill the duties of said positions until such time as suitable replacement personnel are engaged.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATM FINANCIAL CORP.



/s/ Viktoria Vynnyk
Viktoria Vynnyk, CEO and Director
Date: November 10, 2006